UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2014

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01.	Other Events.

On July 13, 2014, Whiting Petroleum Corporation (the “Company” or “Whiting”) entered into a definitive agreement among a wholly-owned subsidiary of the Company (“Whiting Canadian Sub”) and Kodiak Oil & Gas Corp. (“Kodiak”) under which Whiting Canadian Sub would acquire all of the outstanding common shares of Kodiak as part of a plan of arrangement (the “arrangement”). In connection with the arrangement, the Company anticipates filing with the U.S. Securities and Exchange Commission a Consent Solicitation Statement / Prospectus Supplement (the “Prospectus Supplement”), which will supplement the base prospectus dated July 11, 2014 (together with the Prospectus Supplement, the “Prospectus”) contained in the Company’s Registration Statement on Form S-3 (Reg. No. 333-183729), to solicit the consent of the holders of senior notes issued by Kodiak (the “Kodiak Notes”) to proposed amendments to the indentures under which the Kodiak Notes were issued and to offer a guarantee from Whiting of the Kodiak Notes and a cash payment in respect of consents delivered in the Consent Solicitations (the “Consent Solicitations and Offers to Guarantee”). The terms and conditions of the Consent Solicitations and Offers to Guarantee will be set forth in the Prospectus and related letter of consent, a copy of which is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Ratio of Earnings to Fixed Charges

The computation of Whiting’s ratio of earnings to fixed charges for the six months ended June 30, 2014 and the years ended December 31, 2013, 2012, 2011, 2010 and 2009, as well as Whiting’s pro forma ratio of earnings to fixed charges for the six months ended June 30, 2014 and the year ended December 31, 2013 is filed as Exhibit 12.1 to this Current Report on Form 8-K and incorporated by reference herein.

The computation of Kodiak’s ratio of earnings to fixed charges for the six months ended June 30, 2014 and the years ended December 31, 2013, 2012, 2011, 2010 and 2009 is filed as Exhibit 12.2 to this Current Report on Form 8-K and incorporated by reference herein.

Kodiak Financial Statements

The consolidated balance sheets of Kodiak as of December 31, 2013 and 2012, the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2013, 2012 and 2011 and notes to such consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The condensed consolidated balance sheets of Kodiak as of June 30, 2014 and December 31, 2013, the related condensed consolidated statements of operations and cash flows for the three and six months ended June 30, 2014 and June 30, 2013, and notes to such condensed consolidated financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Unaudited Pro Forma Combined Financial Information

Unaudited pro forma combined financial information of the Company giving effect to the arrangement and the Company’s sale on July 15, 2013 of its interests in certain oil and gas producing properties located in the Postle and Northeast Hardesty fields in Texas County, Oklahoma is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

Update on Litigation Relating to the Arrangement

In connection with the arrangement, six purported class action lawsuits were filed on behalf of Kodiak shareholders in the United States District Court for the District of Colorado: Quigley and Koelling v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-02023, filed July 22, 2014 (the plaintiffs voluntarily dismissed this lawsuit on September 24, 2014; Fioravanti v. Krysiak, et al., Case No. 1:14-cv-02037, filed July 23, 2014 (the “Fioravanti Case”); Wilkinson v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2074, filed July 25, 2014; Goldsmith v. Krysiak, et al., Case No. 1:14-cv-2098, filed July 29, 2014; Rogowski v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2136, filed July 31, 2014 (the “Rogowski Case”); and Reiter v. Peterson, et al., Case No. 1:14-cv-02176, filed August 6, 2014, and one purported class action lawsuit was filed on behalf of Kodiak shareholders in Denver District Court, State of Colorado: The Booth Family Trust v. Kodiak Oil & Gas Corp., et al., Case No. 14-cv-32947, filed July 25, 2014 (the “Booth Case”). This last case was removed to the United States District Court for the District of Colorado on September 4, 2014 and is pending in that court now as Case No. 1:14-cv-2457. On October 2, 2014, the defendants filed a motion in the Fioravanti Case to consolidate all the pending actions before a single judge. It is possible that other related suits could subsequently be filed. The allegations in the six remaining lawsuits are similar. They purport to be brought as class actions on behalf of all shareholders of Kodiak. The complaints name as defendants the individual members of the Kodiak board of directors, Whiting and Whiting Canadian Sub and list Kodiak as a nominal party or a defendant. Additionally, one complaint lists James Henderson, Kodiak’s Chief Financial Officer, as a defendant. The complaints allege that the Kodiak board of directors breached its fiduciary duties to Kodiak shareholders by, among other things, failing to engage in a fair sale process before approving the arrangement and to maximize shareholder value in connection with the arrangement. Specifically, the complaints allege that the Kodiak board of directors undervalued Kodiak in connection with the arrangement and that the Kodiak board of directors agreed to certain deal protection mechanisms that precluded Kodiak from obtaining competing offers. The complaints also allege that Whiting and Whiting Canadian Sub aided and abetted the Kodiak board of director’s alleged breaches of fiduciary duties. The complaints seek, among other things, injunctive relief preventing the closing of the arrangement, rescission of the arrangement or an award of rescissory damages to the purported class in the event that the arrangement is consummated, and damages, including counsel fees and expenses. Whiting and Kodiak believe each lawsuit is without merit. The defendants filed motions to dismiss with prejudice the Fioravanti Case, the Booth Case and the Rogowski Case on September 26, 2014, October 2, 2014 and October 3, 2014, respectively, and expect to file motions to dismiss with prejudice for the remaining cases in the near future if the lawsuits are not first consolidated before a single judge.

One of the conditions to the closing of the arrangement is that no law, order, injunction or judgment has been enacted or issued by any government entity that has the effect of prohibiting the consummation of the arrangement. Consequently, if any lawsuit is successful in obtaining an injunction prohibiting Whiting or Kodiak from consummating the arrangement on the agreed upon terms, the injunction may prevent the arrangement from being completed within the expected timeframe, or at all. Furthermore, if the arrangement is prevented or delayed, the lawsuits could result in substantial costs, including any costs associated with the indemnification of directors. The defense or settlement of any lawsuit or claim that remains unresolved at the time the arrangement is completed may adversely affect the combined company’s business, financial condition or results of operations.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(12.1)	Whiting’s Computation of Ratio of Earnings to Fixed Charges.

(12.2)	Kodiak’s Computation of Ratio of Earnings to Fixed Charges.

(23.1)	Consent of Ernst & Young LLP.

(23.2)	Consent of Netherland, Sewell & Associates, Inc.

(99.1)	Letter of Consent.

(99.2)	Kodiak Consolidated Financial Statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

(99.3)	Kodiak Condensed Consolidated Financial Statements as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013.

(99.4)	Unaudited Pro Forma Combined Financial Information of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: October 6, 2014	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(12.1)	Whiting’s Computation of Ratio of Earnings to Fixed Charges.

(12.2)	Kodiak’s Computation of Ratio of Earnings to Fixed Charges.

(23.1)	Consent of Ernst & Young LLP.

(23.2)	Consent of Netherland, Sewell & Associates, Inc.

(99.1)	Letter of Consent.

(99.2)	Kodiak Consolidated Financial Statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

(99.3)	Kodiak Condensed Consolidated Financial Statements as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and 2013.

(99.4)	Unaudited Pro Forma Combined Financial Information of the Company.